WARRANT

TO PURCHASE SHARES OF COMMON STOCK

FOOTHILLS EXPLORATION, INC.

A Delaware Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “WARRANT SHARES”) WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE WARRANT SHARES (TOGETHER, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

Warrant No.: 10	September 29, 2017
Denver, Colorado

THIS CERTIFIES THAT, effective as of September 29, 2017, for value received, Elliot G. Freier, trustee of the Elliot G. Freier Revocable Trust U/A 9/6/06 (the “Holder”) is entitled to subscribe for and purchase from Foothills Exploration, Inc., a Delaware corporation (the “Company”), 375,000 shares of the Company’s Common Stock (as adjusted pursuant to Section 3 hereof) (the “Warrant Shares”) at the purchase price of $0.665 per share (as adjusted pursuant to Section 3 hereof) (the “Exercise Price”), upon the terms and subject to the conditions hereinafter set forth.

1. Exercise Rights.

(a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on September 29, 2017, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer or delivery of a check payable to the order of the Company, to the principal offices of the Company. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section. Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

(b) Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act, which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

(i) the Company shall have received an Investment Representation Statement, in the form attached as Exhibit B hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

(c) Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall round up any fractional shares of Common Stock to the next whole share.

(d) Expiration of Warrant. This Warrant shall expire at the later of: (i) 5:00 p.m. Pacific Standard Time on September 29, 2019 or (ii) 24 months after the common stock of the Company has been registered under the Securities Exchange Act of 1934, and shall thereafter no longer be exercisable or have any value whatever.

(e) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

(f) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(g) Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

(h) Conditional Exercise. The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect.

2. Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than restrictions on transfer imposed by applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company’s Articles of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, 150% of the number of shares for which the Warrant is initially exercisable and shall increase the number of shares reserved for issuance in the event of any adjustment required to satisfy Warrant exercise terms from time to time.

3. Adjustment Rights.

(a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i) Merger. If at any time there shall be a merger, consolidation or any other transaction of the Company with another entity pursuant to which the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive Warrant of the surviving entity with substantially equivalent terms as this Warrant, exercisable for the period specified herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

(ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

(iii) Down Round Adjustments. If the Company during the term of this Warrant (the “Anti-Dilution Period”) issues any additional securities (a “New Issuance”) (including, but not limited to, any class of shares, preferred stock, warrants, rights to subscribe for shares, convertible debt or other securities convertible into any share class) for a consideration per share, after giving effect to commissions, fees and other expenses (collectively “offering costs”), that is less, or which on conversion or exercise of the underlying security is less, than $0.665 per share, (as adjusted for any change resulting from any forward or reverse share splits, stock dividends and similar events) (a “Down Round Price”), the Company shall reduce the Exercise Price to equal the result obtained by multiplying (A) a fraction whose (i) numerator is the Down Round Price and (ii) denominator is the then Exercise Price by (B) the then Exercise Price and shall increase the number of Warrant Shares by multiplying the number of Warrant Shares (as adjusted for any change resulting from any forward or reverse share splits, stock dividends and similar events) by the inverse of clause (A). By way of illustration: If within the Anti-Dilution Period (assuming no adjustments for any change resulting from any forward or reverse share splits, stock dividends and similar events have occurred) the Company issues convertible debt that may at the option of the holder be converted into common stock, giving effect to offering costs, or issues new warrants to any person, at a Down Round Price of $0.50 per share, the Company thereupon shall reduce the Exercise Price to equal (A) 0.50 over 0.665 x (B) $0.665 = $0.50 per share and shall increase the number of Warrant Shares to 375,000 shares x 0.665 over 0.50 = 498,750 shares.

(b) Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 3, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

4. Transfer of Warrant.

(a) Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 4. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto. Once the Warrant is exercised, the Warrant Shares shall be transferable in accordance with the Investor Rights Agreement.

(b) Additional Conditions to Transfer of Warrant. Unless there is a registration statement declared or ordered effective by the Commission under the Securities Act which includes this Warrant, this Warrant may not be transferred unless and until:

(i) the Company receives an Investment Representation Statement, in the form attached as Exhibit B hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) the Company receives a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder’s legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws or with a Commission “no-action” letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act or such securities may be transferred in accordance with Rule 144(d). Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder issue new securities in the name of the transferee not bearing the legends required under Section 1(b)(ii). In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144.

(c) Change of Control. If the Company is acquired or otherwise has more than fifty percent (50%) of its voting stock transferred or issued in one or more related transactions (“Change of Control Transaction”), the Company shall, at the request of the Holder, repurchase the Warrant at a per share price equal to the average per share acquisition or issuance price of the transaction(s) less the Exercise Price (as adjusted herein). Alternatively, the Company may arrange to have one or more of the new shareholders in the acquisition or Change of Control Transaction assume and perform the Company’s purchase obligation in this Section 4(c).

5. No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

6. Registration Rights.

(a) Piggy Back Registration Rights. At any time following the date hereof that the Warrants or Warrant Shares, rights represented by this Warrant together with shares issuable on exercise of rights (collectively, the “Registrable Securities”) are owned by the Holder (which shall include its transferees, assignees or other successors in interest) and there is not an effective registration statement covering all of the Registrable Securities, and if the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act, of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents (the “Registration Statement”) relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to Holder a written notice of such determination and automatically, and without any further request from the Holder of Registrable Securities include in such registration statement all of such Registrable Securities unless and to the extent that, such Holder requests otherwise in writing; provided, however, that Registrable Securities may be reduced on a pro rata basis with such other securities being registered on the applicable registration statement if and to the extent that the underwriter(s) associated with the offering which is the subject of the Registration Statement believes, in good faith, that the inclusion of such Registrable Securities will have an adverse effect on the sale of the securities for which such registration statement was filed. The Company shall not be required to register any Registrable Securities pursuant to this Section 6(a) that have been sold pursuant to Rule 144 promulgated by the SEC pursuant to the Act (and the Company shall have caused its counsel to render an opinion letter as such in favor of the Holder that such resales were in compliance with Rule 144 at Company’s expense and the Company indemnifies the Holder with respect to reliance on such opinion) or that are the subject of a then effective registration statement. If any SEC guidance or FINRA regulation sets forth a limitation on the number of securities permitted to be registered on a particular registration statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC or such other applicable regulatory authority for the registration of all or a greater portion of Registrable Securities), the number of Registrable Securities to be registered on such registration statement will be reduced on a pro rata basis with such other securities being registered on the applicable registration statement.

(b) Demand Registration Rights.

(i) Subject to the terms and conditions, and in accordance with the provisions of this Section 6, at any time after the six month anniversary of the issuance of this Warrant, if the Company shall receive a written request from Holder that the Company file with the SEC a registration statement under the Securities Act covering the registration of the Registrable Securities then outstanding, then the Company shall, within 30 days of the receipt thereof and subject to the limitations of this Section 6, prepare and, as soon as practicable, file with the SEC an initial Registration Statement on Form S-1 covering the resale of all of such Registrable Securities; provided, that a Registration Statement shall not count as a demand registration requested under this Section 6(b)(i) unless and until it has become effective and the Holder is able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such registration (for the avoidance of doubt, any reduction in the Registrable Securities included in an offering under a Registration Statement at the request of an underwriter may result in such Registration Statement not counting toward the number of demand registrations under this subsection).. Such Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit D. The Company shall use reasonable commercial efforts to have such Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable. If requested by the Holder, such Registration Statement on Form S-1 shall be for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). The Company shall not include in any demand registration any securities which are not Registrable Securities without the written consent of the Holder. At any time that a Shelf Registration Statement is effective, if a holder of Registrable Securities covered by such Shelf Registration Statement delivers a notice to the Company (a “Shelf Takedown Notice”) stating that the holder intends to effect an offering of all or part of its Registrable Securities included in such Shelf Registration Statement (a “Shelf Takedown”) and the Company is eligible to use such Shelf Registration Statement for such Shelf Takedown, then the Company shall take all actions reasonably required, including amending or supplementing (a “Shelf Supplement”) such Shelf Registration Statement, to enable such Registrable Securities to be offered and sold as contemplated by such Shelf Takedown Notice. Each Shelf Takedown Notice shall specify the number of Registrable Securities to be offered and sold under the Shelf Takedown. If the Holder requesting a demand registration or Shelf Takedown elects to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to this Section 6(b) and the Holder requesting the demand registration or Shelf Takedown shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed. The Company shall be obligated to enter into an underwriting agreement with such investment banking firm or firms to facilitate such offering.

(ii) At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3 or any successor form thereto for the resale of the Registrable Securities, the Holder shall have the right to request an unlimited number of registrations under the Securities Act of all or any portion of their Registrable Securities pursuant to a Registration Statement on Form S-3 or any similar short-form Registration Statement (each, a “Short-Form Registration”). Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be included in the Short-Form Registration. Upon receipt of any such request, the Company shall within 30 days of the receipt thereof, and subject to the limitations of this Section 6, prepare and, as soon as practicable, file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities so requested. If so requested by the Holder, the Company shall file such Short-Form Registration as a Shelf Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto. The provisions in Section 6(b)(i) relating to Shelf Takedowns and Shelf Supplements shall apply to Short-Form Registrations that the Holder requests be filed as Shelf Registration Statements. If the Holder requesting a Short-Form Registration or Shelf Takedown elects to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to this Section and the Holder requesting the Short-Form registration or Shelf Takedown shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed. The Company shall be obligated to enter into an underwriting agreement with such investment banking firm or firms to facilitate such offering.

(c) Registration Process. In connection with the registration of the Registrable Securities pursuant to Sections 6(a) and (b) above, the Company shall:

(i) Prepare and file with the SEC the Registration Statement and such amendments (including post effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Company may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the first year anniversary date of the expiration of the Warrant (or, if earlier, when all the Warrant Shares have been sold) (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii) Comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Holder as set forth in the Prospectus forming part of the Registration Statement or (ii) the date on which the Registration Statement is withdrawn;

(iii) Furnish to Holder and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities. Such documents may be made available to Holder through the SEC’s EDGAR system;

(iv) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Holder reasonably request, (i) prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (ii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iii) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v) Promptly after becoming aware of such event, notify Holder of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to Holder as such Holder may reasonably request;

(vi) As promptly as practicable after becoming aware of such event, notify each Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(vii) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holder of its Registrable Securities in accordance with the intended methods therefore provided in the Prospectus which are customary under the circumstances;

(viii) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request and maintain a transfer agent for the Common Stock; and

(ix) In the case of a Shelf Registration, prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for the Registration Period.

(d) Obligations and Acknowledgements of the Holder. In connection with the registration of the Registrable Securities, Holder shall have the following obligations and hereby make the following acknowledgements:

(i) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities in the Registration Statement that Holder wishing to participate in the Registration Statement (i) promptly shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (ii) promptly shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder (the “Requested Information”) if such Holder elects to have any of its Registrable Securities included in the Registration Statement. If Holder notifies the Company and provides the Company the information required hereby at least three business days before the Company files Amendment No.1 to the Registration Statement, the Company will include such information within an amendment to the Registration Statement that includes the Registrable Securities of such Holder.

(ii) Holder agrees promptly and timely to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

(iii) Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6(c)(v) or 6(c)(vi), such Holder shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(v) and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

(iv) Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with the offer and sale of Registrable Securities pursuant to any Registration Statement.

(e) Expenses of Registration. All expenses (other than underwriting discounts and commissions and the fees and expenses of Holder’s counsel) incurred in connection with registrations, filings or qualifications pursuant to this Section 6, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

(f) Underwriting Requirements. In connection with any Registration Statement involving an underwritten offering of shares of the Company’s Common Stock, the Company shall not be required to include any of Registrable Securities in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriter in its sole discretion determines will not jeopardize the success of the offering by the Company. If the total number of Registrable Securities to be included in such offering (the “Requested Securities”) exceeds the number of securities to be sold (other than by the Company) that the underwriter in its reasonable discretion determines is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such Requested Securities which the underwriter, in its sole discretion, determines will not jeopardize the success of the offering. If the underwriter determines that less than all of the Requested Securities requested to be registered can be included in such offering, then the securities to be registered that are included in such offering shall be allocated among the holders of the Registrable Securities in proportion (as nearly as practicable to) the number of Requested Securities owned by each Holder. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 10 shares. For purposes of the provision in this Section 4 concerning apportionment, for any Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, shareholders, and affiliates of such Holder, or the estates and immediate family members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing persons, shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate number of Requested Securities owned by all persons included in such “Holder,” as defined in this sentence. The Holder understands that the underwriter may determine that none of the Registrable Securities can be included in the offering.

(g) Indemnification. The Company shall, notwithstanding any termination of this Warrant, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of shares of common stock), investment advisors and employees (and any other persons with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other persons with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Exhibit D hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 6(c)(v) and(vi), the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of advice from the Company that the use of the applicable prospectus (as it may have been supplemented or amended) may be resumed. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Warrant of which the Company is aware.

7. Miscellaneous.

(a) Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

(b) Dispute Resolution.

(i) Negotiation. In the event of any dispute, controversy or claim arising out of or relating to this Warrant, representatives of the parties will meet in a location chosen by the party initiating the negotiation not later than ten (10) business days after written notice from one party to the other of such dispute and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within thirty (30) business days from the date of such notice, the matter may be submitted by either party to arbitration as provided for in Section 7(b)(ii), below.

(ii) Arbitration.

(a) Any dispute, controversy or claim between or among any of the parties hereto arising out of or relating to this Warrant or the breach, termination or invalidity thereof, including any dispute as to whether any dispute is subject to arbitration, which has not been resolved after good faith negotiations pursuant to Section 7(b)(i) hereof will be settled by binding arbitration administered by the American Arbitration Association in accordance with its then current Commercial Arbitration Rules except as provided herein.

(b) Any arbitration will be conducted in Los Angeles, California by a three (3) person arbitration panel, unless the parties can agree on a single arbitrator within the same timeframe. The three (3) person arbitration panel will consist of one (1) party arbitrator selected by the Company, one party arbitrator selected by the Holder, each of whom will be named within ten (10) business days of the demand for arbitration, and one (1) neutral arbitrator selected by the first two (2) arbitrators. If the two (2) party appointed arbitrators cannot agree on the neutral arbitrator within ten (10) business days of the selection of the last party appointed arbitrator, the American Arbitration Association will appoint the neutral arbitrator, who will act as chairperson. In the event of a vacancy with respect to an arbitrator, the vacancy will be filled within ten (10) business days of notice of the vacancy in the same manner and subject to the same requirements as are provided for in the original appointment to that position. If the vacancy is not filled within ten (10) business days, the American Arbitration Association will make the appointment.

It is the intent of the parties to avoid the appearance of impropriety due to bias or partiality on the part of the neutral arbitrator. Accordingly, prior to his or her appointment, such neutral arbitrator will disclose to the parties and the other members of the tribunal, any financial, fiduciary, kinship or other relationship between the neutral arbitrator and any party or its counsel. Any party will have the right to challenge in writing the appointment of the neutral arbitrator on the basis of and within five (5) days of such disclosure. In the event of a challenge, the American Arbitration Association will uphold or dismiss the challenge and its decision will be conclusive.

(c) The law applicable to the validity of the arbitration clause, the conduct of the arbitration, including the resort to a court for interim relief, enforcement of the award or any other question of arbitration law or procedure will be the United States’ Federal Arbitration Act, 9 U.S.C. § 1 et seq. The parties shall be entitled to engage in reasonable discovery including requests for the production of all relevant documents and a reasonable number of depositions. The arbitration panel shall have the sole discretion to determine the reasonableness of any requested document production or deposition. It is the intent of the parties that a substantive hearing be held as soon as practicable after the appointment of the neutral arbitrator or the rejection of a challenge thereto, whichever occurs later. The presentation of evidence will be governed by the federal Rules of Evidence. A stenographic record of all witness testimony will be made.

(d) Any award, including any interim award, made will be made by a majority of the arbitrators applying the substantive law of California and will (i) be in writing and state the arbitration panel’s findings of fact and conclusions of law, (ii) be made promptly, and in any event within sixty (60) days after the conclusion of the arbitration hearing; and (iii) be binding against the parties involved and may be entered for enforcement in any court of competent jurisdiction.

(e) Fifty percent of the costs of any arbitration proceeding (e.g., arbitrators, court reporter and room rental fees) will be borne by the Company with the remaining 50% to paid by the other party to the dispute. However, each party will pay its own expense, including attorneys’ and other professionals’ fees and disbursements; provided, however, that if the arbitrators find that either party has acted unreasonably, they may award the other party all or a portion of their professional fees and disbursements.

(f) The arbitration provision set forth in this Section 7(b)(ii) will be a complete defense to any suit, action or proceeding instituted in any court with respect to any matter arbitrable under this Warrant, except that judicial intervention may be sought in accordance with Section 7(b)(iii) hereof.

(iii) No Waivers; Interim Relief. The parties mutually acknowledge that an award of damages may be inadequate to remedy any breach hereof and that injunctive relief may be required. Therefore, (i) a party may request a court of competent jurisdiction to provide interim injunctive relief in aid of arbitration or to prevent a violation of this Warrant pending arbitration, and any such request will not be deemed a waiver or breach of the obligations to arbitrate set forth herein and (ii) the arbitrators may order equitable relief where they deem it appropriate and the parties agree that any interim relief ordered by the arbitrators may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.

(c) Successors and Assigns. Subject to the restrictions on transfer described in Section 4, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(d) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

(e) Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company’s books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 633 17th Street, Suite 1700, Denver, Colorado 80202, Attn: Chief Executive Officer, telecopier # (720) 449-7479, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger (including overnight delivery service), the date of confirmation of transmission if sent by telecopier (or the next business day if the date of confirmation is not a business day), or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

(f) Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(g) Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company’s expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant. The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

FOOTHILLS EXPLORATION, INC.
a Delaware corporation

By:
B.P. Allaire

Its:	Chief Executive Officer

EXHIBIT A

NOTICE OF CASH EXERCISE

TO:    ___________________________

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Foothills Exploration, Inc., a Delaware corporation (the “Company”), pursuant to the terms of Warrant No. 10 issued September 29, 2017, to and in the name of Elliot G. Freier, trustee of the Elliot G. Freier Revocable Trust U/A 9/6/06, a copy of which is attached hereto (the “Warrant”), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2. Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned has executed an Investment Representation Statement with certain representations and warranties, in the form attached as Exhibit B to the Warrant, concurrently herewith.

Date:	Name:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

SELLER	:

COMPANY	:	FOOTHILLS EXPLORATION, INC.

SECURITY	:	COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO. 10 ISSUED ON SEPTEMBER 29, 2017

AMOUNT	:	[_______________] SHARES

DATE	:

The undersigned hereby represents and warrants to Foothills Exploration, Inc., a Delaware corporation (the “Company”), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

Date:	Name:

By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

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EXHIBIT C

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________ the right represented by Warrant No. 10 issued on September 29, 2017, to and in the name of Elliot G. Freier, trustee of the Elliot G. Freier Revocable Trust U/A 9/6/06, to purchase ________________ shares of Common Stock of Foothills Exploration, Inc., a Delaware corporation (the “Company”), a copy of which is attached hereto (the “Warrant”), and appoints ________________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:	Name:

By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

(Address)

Signed in the presence of:

By:

Name:

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EXHIBIT D

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling shareholders are those issuable to the selling shareholders upon exercise of the warrants. For additional information regarding the issuance of the warrants, see “Private Placement of Senior Note and Warrants” above. We are registering the shares of common stock in order to permit the selling shareholder to offer the shares for resale from time to time. Except for the ownership of the loan evidenced by note and the warrants issued pursuant to the Note, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholder and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock beneficially held by each of the selling shareholders, based on its respective beneficial ownership of the shares of common stock as of ____________, 2018, assuming d exercise of the warrants held by such selling shareholder on that date but taking account of any limitations on exercise set forth therein. The third column lists the number of shares of common stock being sold in this offering. The fourth column lists the shares of common stock that will be beneficially owned by each selling shareholder following this offering. We have assumed for purposes of preparing this table that the selling shareholder will sell all of the shares of common stock being offered.

In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of the sum of (i) the number of shares of common stock that may be issued in connection with the conversion of all amounts owed under the senior secured convertible promissory notes, in each case determined as if all amounts owed under the senior secured convertible promissory notes were converted and (ii) 100% of the maximum number of shares of common stock issuable upon exercise of the warrants, in each case, determined as if the outstanding warrants were exercised in full.

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Offering	Number of Shares of Common Stock Owned After Offering

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PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon d the exercise of the warrants to permit the resale of these shares of common stock by the holder of these securities from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholder of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling shareholder may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the Registration Statement is declared effective by the SEC;

●	agreements between broker-dealers and the selling shareholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling shareholder may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling shareholder may transfer the shares of common stock by other means not described in this prospectus. If the selling shareholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholder or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling shareholder may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

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The selling shareholder may pledge or grant a security interest in some or all of the warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling shareholder and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[______] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholder against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling shareholder will be entitled to contribution. We may be indemnified by the selling shareholder against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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